UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2014

CHINDEX INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24624	13-3097642
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4340 EAST WEST HIGHWAY, SUITE 1100 BETHESDA, MARYLAND		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (301) 215−7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

Chindex International, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 28, 2014 (the “Annual Meeting”).  Set forth below is information regarding the results of the matters voted on by stockholders at the Annual Meeting:

(i)         Election of seven Directors to serve until their successors are elected and qualified:
Director Nominee	Votes For	Votes Withheld	Broker non-votes
Holli Harris	17,227,065	103,438	2,664,274
Carol R. Kaufman	16,644,042	686,461	2,664,274
Roberta Lipson	17,204,838	125,665	2,664,274
Kenneth A. Nilsson	14,517,166	2,813,337	2,664,274
Julius Y. Oestreicher	14,516,666	2,813,837	2,664,274
Lawrence Pemble	16,674,500	656,003	2,664,274
Elyse Beth Silverberg	17,027,072	303,431	2,664,274

(ii)         Advisory vote to approve the Company’s executive compensation: 14,436,934 shares in favor, 147,056 shares against, 2,742,013 shares abstaining and 2,668,774 broker non-votes.

(iii)         Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014: 19,959,525 shares in favor, 35,132 shares against, 120 shares abstaining and 0 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 30, 2014

CHINDEX INTERNATIONAL, INC.

By:	/s/ Lawrence Pemble
	Name:	Lawrence Pemble
	Title:	Chief Operating Officer